UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

CROWN BAUS CAPITAL CORP.

(Exact name of registrant as specified in charter)

Nevada	333-183239	99-0373498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 205 - 2383 King George Blvd Surrey, British Columbia	V4A 5A
(Address of principal executive offices)	(Zip Code)

1-877-734-8420

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item	5.01. Changes in Control of Registrant.

On October 22, 2019, a change in control of Crown Baus Capital Corp. (the "Company") occurred when Raymond C. Dabney sold all of his 80,000,000 common shares in a private share purchase transaction to Charles J.S. Kwon for cash consideration of $8,000. Mr. Kwon now has voting control over 55.7% of the Company’s outstanding and issued common stock.

There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

To the knowledge of the Company, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On October 22, 2019, a shareholder holding majority voting power of the shares of the Company, by written consent, voted to elect Charles J.S. Kwon to the Company’s board of Directors.

On October 22, 2019, the Company received the resignation of Raymond C. Dabney as the Company’s President, Chief Executive Officer and Director. On the same date, the Company received the resignation of Robert Kane as the Company’s Chief Operating Officer and Director. The departure of Messrs. Dabney and Kane from the Company’s Board decreases the Company’ Board of Directors to 2 members.

Also on October 22, 2019, the Company appointed Charles J.S. Kwon as its President and Chief Executive Officer.

Mr. Kwon received his Business Diploma from the British Columbia Institute of Technology in 2002. Afterwards, he started his career in the capital markets as a trader. Then in 2006, as an Investment Advisor at Global Securities. For the past 5 years, Mr. Kwon has been a partner at ReThink, managing their Real Estate and Investment holdings. Mr. Kwon melds his experience in the capital market sector with business expertise, inspirational vision, fundraising experience and strategic focus.

Mr. Kwon will serve as a Company director and officer until his duly elected successor is appointed or his resignation. There are no arrangements or understandings between Mr. Kwon any other person pursuant to which he was selected as an officer or director. There are no family relationships between Mr. Kwon and any of the Company’s officers or directors. Mr. Kwon has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940 during the past 5 years.

Item 8.01.	Other Events

Effective October 22, 2019, the Company’s new address is Suite 205 - 2383 King George Blvd Surrey, British Columbia V4A 5A4 and the Company’s new phone number is 1-877-734-8420.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN BAUS CAPITAL CORP.

Date: November 26, 2019	By:	/s/ Charles J.S. Kwon
Charles J.S. President & C.E.O.

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